                                                            EXHIBIT 10.8

                            STOCK PURCHASE AGREEMENT
                            ------------------------


     STOCK PURCHASE AGREEMENT, dated as of January 18, 1995, among KELSO INVESTMENT ASSOCIATES IV, L.P., a Delaware limited partnership ("KIA IV"), KELSO PARTNERS IV L.P., a Delaware limited partnership ("KP"), and KELSO EQUITY PARTNERS II, L.P., a Delaware limited partnership ("KEP II", together with KIA IV and KP sometimes herein referred to individually as a "Seller" and collectively as "Sellers"), and PROVIDENCE JOURNAL COMPANY, a Rhode Island corporation ("Purchaser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Purchaser desires to purchase from each Seller, and each Seller desires to sell to Purchaser, all shares of Class A Common Stock and shares of Class B Common Stock, par value $.10 per share (collectively the "Shares"), of King Holding Corp., a Delaware corporation (the "Company"), and any warrants for the purchase of shares (such warrants, together with the shares, the "Securities") held by such Seller at the Closing (as hereinafter defined), which will represent all of the Securities of the Company held by the Sellers, upon the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

     Section 1.  Purchase and Sale of Securities.
     ---------   -------------------------------

     On the terms and subject to the conditions of this Agreement, each Seller severally agrees to sell, transfer, assign and deliver to Purchaser, and Purchaser hereby agrees to purchase from each Seller, all Securities held by such Seller at the Closing for an aggregate purchase price of Two Hundred Sixty Million Dollars ($260,000,000) (the "Purchase Price"), payable as specified in
Section 2.

                                   ARTICLE II

     Section 2.  Payment.
     ---------   -------

     (a) At the Closing, the Purchaser shall deliver to or for the account of each Seller that portion of the Purchase Price in cash by wire transfer of funds equal to the amount set forth opposite such Seller's name on Schedule A attached
                                                             ----------
hereto.

     (b) In addition, at the Closing, the Purchaser will pay Kelso & Company, L.P. ("Kelso") a Five Million Dollar ($5,000,000) investment banking fee in cash by wire transfer of funds.

                                  ARTICLE III

     Section 3.  Closing.
     ---------   -------

     (a) The closing of the transactions contemplated hereby (the "Closing") shall take place as soon as practicable (but, in any event, at least one business day) after the satisfaction or waiver of the conditions to closing set forth herein at the offices of Edwards & Angell, 2700 Hospital Trust Tower, Providence, Rhode Island at 10:00 a.m., or at such other time and place as the parties hereto shall agree in writing (the "Closing Date").

     (b) Effective as of the Closing, the Joint Venture Agreement dated as of April 29, 1991 (as amended, the "Joint Venture Agreement"), among the Purchaser, KIA IV and KP, and all other agreements related to the Joint Venture Agreement, including the Management Agreement and the Financial Advisory Agreement referred to therein, shall terminate and be of no further force or effect.

                                   ARTICLE IV

     Section 4.  Representations and Warranties of Sellers.
     ---------   -----------------------------------------

     The Sellers hereby jointly and severally represent and warrant to Purchaser as follows:

     Section 4.1.  Partnership Existence.
     -----------   ---------------------

     Each Seller is a limited partnership duly formed and validly existing and in good standing under the laws of Delaware, with full power and authority to enter into this Agreement and consummate the transaction contemplated hereby.

     Section 4.2.  Title to Securities.
     -----------   -------------------

     The total number of Shares and warrants to purchase Shares held by each Seller, (hereinafter referred to as "such Seller's Total Securities" and in the aggregate as the "Total Securities") is set forth opposite such Seller's name on Schedule A. The Total Securities represent all of
                               ----------
the issued and outstanding capital stock and warrants to purchase capital stock of the Company owned by the Sellers. Each Seller is the record and beneficial owner of such Seller's Total Securities and has good and valid title to such Seller's Total Securities at the date hereof, free and clear of any claims, liens, encumbrances, security interests (including any interests under Article 8 of the Uniform Commercial Code), options, charges or other rights or claims with respect thereto (collectively, "Liens"), except those rights created under the Joint Venture Agreement. At the Closing, good and valid title to such Seller's Total Securities will transfer to Purchaser, free and clear of any Liens other than those created by the Purchaser. Such Total Securities are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition or such Total Securities other than the Joint Venture Agreement.

     Section 4.3.    Authorization; Compliance with Laws, Etc.
     -----------     ----------------------------------------

     All partnership and other actions required to be taken by each of the Sellers to authorize each of them to execute and deliver and to carry out this Agreement and the transactions contemplated hereby have been, or as of the Closing Date shall have been, duly and properly taken, and this Agreement constitutes a valid and binding obligation of each of the Sellers enforceable against each of the Sellers in accordance with its terms. Neither the execution and delivery by any of the Sellers of this Agreement nor the sale of the Total Securities, violate or will violate any provision of law (subject to obtaining all necessary governmental consents) applicable to, or any material provision of the partnership agreement of, any of the Sellers, or conflict with or will result in any material breach of any term, condition or provision of, or constitute or will constitute (with due notice or lapse of time or both) a material default under, or will result in the creation or imposition of any lien, charge or encumbrance upon any property of any of the Sellers pursuant to the terms of, any mortgage, deed of trust or other agreement or instrument to which any of the Sellers is a party, except for such violations, conflicts, defaults, liens, charges or encumbrances (i) for which the Sellers have obtained a waiver or release thereof or (ii) that do not have a material adverse effect on the ability of the Sellers to carry out this Agreement and the transactions contemplated hereby.

     Section 4.4.  Litigation; Compliance with Law.
     -----------   -------------------------------

     There are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of the Sellers, threatened against any of the Sellers at law or in equity, or before or by any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality, domestic or foreign, which does or would materially and adversely affect the ability of any of the Sellers to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

                                   ARTICLE V

     Section 5.  Representations and Warranties by Purchaser.
     ---------   -------------------------------------------

     Purchaser hereby makes the following representations and warranties to the Sellers as follows:

     Section 5.1.  Corporate Existence.
     -----------   -------------------

     Purchaser is a corporation duly organized and existing and in good standing under the laws of the State of Rhode Island with full power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

     Section 5.2.  Authorization; Compliance with Laws, Etc.
     -----------   ----------------------------------------

     (a) All corporate and other actions required to be taken by Purchaser to authorize it to execute and deliver and to carry out this Agreement and the transactions contemplated hereby, have been, or as of the Closing Date shall have been, duly and properly taken, and this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms. Neither the execution and delivery by the Purchaser of this Agreement nor the purchase of the Total Securities, violate or will violate any provision of law (subject to obtaining all necessary governmental consents) applicable to, or any material provision of the corporate charter or by-laws of, the Purchaser, or conflict with or will result in any material breach of any term, condition or provision of, or constitute or will constitute (with due notice or lapse of time or both) a material default under, or will result in the creation or imposition of any lien, charge or encumbrance upon any property of the Purchaser pursuant to the terms of, any mortgage, deed of trust or other agreement or instrument to which the Purchaser is a party, except for such violations, conflicts, defaults, liens, charges or encumbrances (i) for which the Sellers have obtained a waiver or release thereof or (ii) that do not have a material adverse effect on the ability of the Sellers to carry out this Agreement and the transactions contemplated hereby.

     (b) Except as set forth on Schedule 5.2(b) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Purchaser do not require any action by or in respect of, or filing with, any government body, agency, official or authority.

     Section 5.3.  Litigation.
     -----------   ----------

     There are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of the Purchaser, threatened against the Purchaser at law or in equity, or before or by any federal, state, municipal or other governmental court, department commission, board, bureau, agency or instrumentality, domestic or foreign, which does or would materially and adversely affect the ability of the Purchaser to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

                                   ARTICLE VI

     Section 6.  Conditions to Obligations of Purchaser.
     ---------   --------------------------------------

     The obligations of the Purchaser under this Agreement are subject to the condition that, at the Closing:

     Section 6.1.  Compliance by Sellers; Correctness of Representations and
     -----------   ---------------------------------------------------------
Warranties of Sellers.
---------------------

     The Sellers shall have complied with and performed all the terms, covenants and conditions of this Agreement to be complied with and performed by them, and all of the representations and warranties made by each of the Sellers under this Agreement shall be true and correct as of the Closing. Each of the Sellers shall have delivered to the Purchaser a certificate of its General Partner (or other appropriate officers) certifying, in such form as the Purchaser may reasonably request, as to the fulfillment of the conditions set forth in this
Section 6.1.

     Section 6.2.  Delivery of Total Shares.
     -----------   ------------------------

     Stock certificates representing the Total Shares shall be delivered by Sellers to the Purchaser and be accompanied by stock powers duly executed in blank. Certificates representing the warrants shall also be delivered by Sellers to the Purchaser and be accompanied by assignments in form and substance reasonably satisfactory to the Purchaser.

     Section 6.3.  Certificates of Sellers.
     -----------   -----------------------

     Sellers shall have delivered to Purchaser a certificate signed by a General Partner of each of the Sellers, setting forth the votes or consents constituting the authorization and approval of the general partners of Sellers and the Sellers of this

Agreement and the transactions contemplated hereby.

     Section 6.4.  Opinion of Counsel for Sellers.
     -----------   ------------------------------

     The Purchaser shall have received an opinion or opinions dated the Closing Date of counsel (who may be the general counsel) to Sellers reasonably satisfactory to Purchaser, in form and substance reasonably satisfactory to Purchaser and its counsel.

     Section 6.5.  Consents of Third Parties.
     -----------   -------------------------

     All necessary consents waivers or approvals of third parties (other than governmental authorities), required for the lawful consummation of the transactions contemplated by this Agreement (all of which are set forth on Schedule 6.5), the absence of which would materially affect Purchaser's rights hereunder, shall have been obtained (and shown by evidence satisfactory to the Purchaser).

     Section 6.6.  Consents, etc. of Governmental Authorities.
     -----------   ------------------------------------------

     (a) No court or governmental authority shall have issued any order, writ, injunction or decree prohibiting the Purchaser from consummating the transactions contemplated hereby or shall have commenced or threatened any proceeding concerning such transactions or indicated its opposition to such transactions. All material consents of governmental authorities (other than cable franchise consents) all of which are set forth on Schedule 5.2(b), including necessary consents from the Federal Communications Commission ("FCC") shall have been obtained and be in full force and effect.

     (b)  All applicable waiting periods under the Hart-Scott-

Rodino Antitrust Improvements Act ("Hart-Scott Act") shall have expired or been terminated and no objection shall have been made by the Federal Trade Commission ("FTC") or Department of Justice.

     Section 6.7.  Consummation of Continental Transaction.
     -----------   ---------------------------------------

     The consummation of the acquisition by Continental Cablevision, Inc. or a related entity ("CCI") of all of the cable television businesses of the Purchaser, including, without limitation, the cable television businesses of King Videocable Company ("KVC") in an acquisition (the "CCI Acquisition") which may be structured as a merger or otherwise, shall have occurred or shall simultaneously take place.

     Section 6.8.  Mutual Release.
     -----------   --------------

     The Purchaser and the Sellers shall have executed and delivered a Mutual Release (the "Release"), the form of which is attached hereto as Exhibit A.
                   ---------

     Section 6.9.  Resignation of Officers and Directors.
     -----------   -------------------------------------

     All of the officers and directors of the Company and any of its subsidiaries nominated by the Sellers or representing the Sellers shall have submitted their resignations from all such positions.

                                  ARTICLE VII

     Section 7.  Conditions to Obligations of the Sellers.
     ---------   ----------------------------------------

     The obligations of the Sellers under this Agreement are subject to the condition that, at the Closing:

     Section 7.1.  Compliance by Purchaser; Correctness of Representations and
     -----------   -----------------------------------------------------------
Warranties.
----------

     Purchaser shall have complied with and performed all the terms, covenants and conditions of this Agreement to be complied with and performed by Purchaser, and all of the representations and warranties made by Purchaser under this Agreement shall be true and correct as at the Closing. The Purchaser shall have delivered to the Sellers a certificate of an appropriate officer certifying, in such form as the Sellers may reasonably request, as to the fulfillment of the conditions set forth in this Section 7.1.

     Section 7.2.  Certificates of Purchaser.
     -----------   -------------------------

     Purchaser shall have delivered to Sellers a certificate signed by its Secretary or Assistant Secretary under its corporate seal, setting forth the votes or consents constituting the authorization and approval of the directors of Purchaser of this Agreement and the transactions contemplated hereby.

     Section 7.3.  Consents of Third Parties.
     -----------   -------------------------

     All necessary consents, waivers or approvals of third parties required for the lawful consummation of the transaction contemplated by this Agreement, the absence of which would materially affect Purchaser's rights hereunder shall have been obtained (and shown by evidence satisfactory to the Sellers).

     Section 7.4.  Consents, etc. of Governmental Authorities.
     -----------   ------------------------------------------

     (a) No court or governmental authority shall have issued any order, writ, injunction or decree prohibiting Sellers from consummating the transactions contemplated hereby, or shall have commenced or threatened any proceeding concerning such transactions or indicated its opposition to such transactions. All regulatory consents, including necessary consents from the FCC and any applicable cable franchise authority, shall have been obtained by final order.

     (b) All applicable waiting periods under the Hart-Scott Act shall have expired or been terminated and no objection shall have been made by the FTC.

     Section 7.5.  Mutual Release.
     -----------   --------------

     The Release shall have been executed and delivered by the Purchaser and the Sellers.

     Section 7.6.  Opinion of Counsel for Purchaser.
     -----------   --------------------------------

     The Sellers shall have received an opinion from Edwards & Angell, counsel to the Purchaser, dated the Closing Date in form and substance reasonably satisfactory to the Sellers and their counsel.

                                  ARTICLE VIII

     Section 8.  Covenants.
     ---------   ----------

     Section 8.1.  Expenses of the Parties.
     -----------   -----------------------

     Purchaser and Sellers will pay their respective expenses, including the expenses of their legal and accounting representatives and management consultants, in connection with the origin, negotiation, execution and performance of this Agreement, provided, that (i) if the Closing does not occur by the Closing Date (other than due to a breach of this Agreement by the Sellers or any one of them), the Purchaser shall pay all of the reasonable out-of-pocket expenses of the Seller incurred by the Seller directly in connection with this Agreement, including, without limitation, reasonable legal fees up to an aggregate amount of $75,000, and (ii) Purchaser shall pay or, at the request of the Sellers, reimburse the Sellers for, any and all reasonable expenses, including, without limitation, reasonable legal fees, associated with obtaining any consents and approvals from any governmental or regulatory authority or any third party in connection with the consummation of the transactions contemplated hereby. The parties hereto hereby agree that none of such expenses shall be paid or payable by the Company or charged to the Company. The Purchaser shall pay or, at the request of the Sellers, reimburse the Sellers for any and all transfer taxes and documentary and stamp taxes with respect to the transactions contemplated hereby.

     Section 8.2.  Notice of CCI Acquisition.
     -----------   -------------------------

     The Purchaser shall deliver notice to the Sellers if and when it reasonably believes that the CCI Acquisition will not occur prior to December 31, 1995.

     Section 8.3.  Governmental and Third Party Consents.
     -----------   -------------------------------------

     The Purchaser shall, as promptly as possible, (i) make all filings and submissions required under any applicable law (including but not limited to those with the FCC, the FTC, the applicable cable franchise authorities, the Department of Justice or under the Hart-Scott Act), and (ii) use its best efforts to obtain all other consents and approvals from and make all other filings and notifications to any governmental or regulatory authority or any third party which are necessary in order to consummate the transactions contemplated hereby. Subject to Section 8.1, the Sellers shall coordinate and cooperate with the Purchaser in exchanging such information and supplying such assistance as may be reasonably requested by the Purchaser in connection therewith.

     Section 8.4.  CCI Acquisition
     -----------   ---------------

     The Purchaser agrees to proceed in good faith and to take all actions reasonably necessary to cause the consummation of the CCI Acquisition as soon as possible. The Purchaser also agrees to keep the Sellers informed of the status of the CCI Acquisition and to provide the Sellers with copies of all material agreements relating to the CCI Acquisition.

                                   ARTICLE IX

     Section 9.  Termination and Effect.
     ---------   ----------------------

     Section 9.1.  Termination of Agreement.
     -----------   ------------------------

     This Agreement may be terminated:

          (a) At the election of Purchaser or Sellers, if the Closing shall not have taken place on or before December 31, 1995 (or such later date as may be agreed to in writing by the Purchaser and Sellers), provided that the party exercising such right of termination shall not then be in default under its obligations hereunder; or

          (b)  At any time by mutual written consent of Purchaser and Sellers.

          (c) At the election of the Sellers, at any time after receipt of the notice referred to in Section 8.2.

     Section 9.2.  Effect of Termination.
     -----------   ---------------------

     If this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become null and void and of no further effect, except for the provisions of Sections 8, 10 and 12.5, without any liability on the part of any party or any of its employees, representatives, agents, directors, officers or stockholders. Nothing in this Section 9.2 shall relieve any party to this Agreement of liability for breach of this Agreement.

                                   ARTICLE X

     Section 10.  Brokers' Commissions.
     ----------   --------------------

     The parties hereto hereby agree and warrant to each other that, except as otherwise disclosed, there are no claims for brokerage commissions, or placement or finders' fees in connection with the transactions contemplated by this Agreement. Purchaser hereby indemnifies and holds Sellers harmless from any commissions, fees or claims of any person, firm or corporation employed or retained or claiming to be employed or retained, by Purchaser to bring about, or to represent it, in the transactions contemplated hereby. Each Seller hereby indemnifies and holds Purchaser harmless from any commissions, fees or claims of any person, firm or corporation employed or retained or claiming to be employed or retained, by such Seller to bring about, or to represent it, in the transactions contemplated hereby.

                                   ARTICLE XI

     Section 11.1.  Survival of Representations.
     ------------   ---------------------------

     All representations, warranties and covenants contained herein shall survive the Closing.

                                  ARTICLE XII

     Section 12.  Miscellaneous.
     ----------   -------------

     Section 12.1.  Amendment to Agreement.
     ------------   ----------------------

     (a) Each party to this Agreement may, by written notice to the other: (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement, and (iii) waive compliance with any of the covenants of the other party contained in this Agreement and waive performance of any of the obligations of the other party to this Agreement.

     (b) Except as provided in subsection (a), neither this Agreement nor any provision hereof may be amended or modified except by an instrument in writing signed by Purchaser and Sellers.

     Section 12.2. Binding Effect.
     ------------  --------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that none of Purchaser or any of the Sellers may assign this Agreement in whole or in part without the prior written consent of the Purchaser or the Sellers, as applicable, which consent will not be unreasonably withheld or delayed.

     Section 12.3.  Entire Agreement.
     ------------   ----------------

     This instrument and the schedule referred to herein contain the entire agreement of the parties hereto with respect to the transactions contemplated herein, and any reference herein to this Agreement shall be deemed to include the schedule hereto.

     Section 12.4.  Headings.
     ------------   --------

     The descriptive headings in the Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     Section 12.5.  Confidential Information; Publicity.
     ------------   -----------------------------------

     Each of the Purchaser and each of the Sellers hereby agree that they shall abstain from disclosing to others any aspect of this Agreement and the transactions contemplated hereby and shall take such reasonable precautions as are necessary to prevent the disclosure thereof by or to others, except as required by law or to the extent such information is or becomes generally available to the public other than through a breach of this Agreement. The Purchaser and Sellers may each disclose this Agreement and the transactions contemplated hereby to its institutional lenders, financial advisors, partners, attorneys and accountants. CCI and the Purchaser may make public disclosure of this Agreement and the transactions contemplated hereby in connection with obtaining the consents described above in Section 8.3.

     Section 12.6.  Specific Performance.
     ------------   --------------------

     The parties hereto hereby acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. This Section 12.6 shall in no way limit any parties' other remedies at law.

     Section 12.7.  Notices.
     ------------   -------

     Any notice, request, information or other document to be given hereunder to either of the parties by the other shall be in writing and delivered personally or sent by telecopy or certified or registered mail, postage prepaid, as follows: If to the Purchaser addressed to Purchaser:

               Providence Journal Company
               75 Fountain Street
               Providence, RI 02903
               Attention: Trygve E. Myhren
                          President


     with copies to:

               Walter G. D. Reed, Esq.
               Edwards & Angell
               2700 Hospital Trust Tower
               Providence, RI  02903

               and

               John L. Hammond, Esq.
               Vice President - Legal
               Providence Journal Company
               75 Fountain Street
               Providence, RI 02902

     If to Sellers:

               c/o Kelso & Company, L.P.
               350 Park Avenue
               21st Floor
               New York, NY 10022
               Attn:  James J. Connors, II, Esq.,
                      General Counsel.

     Any party may change the address to which notices are to be sent to it by giving written notice of such change of address to the other parties in the manner herein provided for giving notice.

     Section 12.8.  Counterparts.
     ------------   ------------

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 12.9.  No Benefit to Others.
     ------------   --------------------

     The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other persons.

     Section 12.10.  Governing Law.
     -------------   -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 12.11.  Management Fees, etc.
     -------------   ---------------------

     Each of the Purchaser and Kelso will be entitled to receive its management fees on a pro rata basis and customary out-of-pocket expenses under the Management Agreement and its governance fees on a pro rata basis and customary out-of-pocket expenses under the Financial Advisory Agreement, as applicable, up to until the Closing Date.

     Section 12.12.  Mutual Cooperation.
     -------------   ------------------

     Subject to the terms of this Agreement, the Purchaser and the Sellers hereby agree (i) to take all commercially reasonable actions required to permit the transactions contemplated hereby to be consummated as promptly as possible and (ii) to cooperate in good faith to amend, or otherwise modify, as necessary to effect the agreements contained herein, the Joint Venture Agreement and all agreements entered into in connection therewith in order to permit the transactions contemplated hereby to be consummated as promptly as possible.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

          PROVIDENCE JOURNAL COMPANY


          By:___________________________
          Name: _____________________
          Title:_____________________

          KELSO INVESTMENT ASSOCIATES IV, L.P.


          By:  Kelso Partners IV, L.P., General Partner


          By:___________________________

          KELSO PARTNERS IV, L.P.


          By:___________________________
             General Partner

          KELSO EQUITY PARTNERS II, L.P.


          By:___________________________
             General Partner

AGREED:

KELSO & COMPANY L.P.


By:  Kelso & Companies, Inc.,
     General Partner


By:___________________________
Title:________________________

                                   SCHEDULE A
                                   ----------


SELLER                     Number of Shares       Purchase Price
------                     ----------------       ---------------

Kelso Investment           104,069 Shares of      $257,696,110.00
 Associates IV, L.P.       Class B Common Stock

Kelso Partners IV, L.P.    100 Shares of Class    $      1,000.00
                           A Common Stock
                           (or warrants
                           exercisable into
                           such shares)

Kelso Equity Partners      930 Shares of Class    $  2,302,890.00
 II, L.P.                  B Common Stock

                                                         Exhibit A
                                                         ---------

                                 MUTUAL RELEASE
                                 --------------


     For the mutual exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned parties (a "Releasing Entity") to this Mutual Release (the "Release") does hereby covenant and agree that all of the other parties to this Release and their respective affiliates and their partners, officers, directors, employees, representatives, successors and assigns (collectively referred to herein as the "Released Entities"), are hereby forever discharged and released from any and all manner of actions, causes of action, suits, debts, accounts, contracts, demands, claims, liabilities, costs, expenses, losses and responsibilities of any nature whatsoever whether or not now known, suspected or claimed, which the Releasing Entity had, now has or hereafter may have, or claim to have against all or any of the Released Entities by reason of any act, transaction, practice, conduct or omission of any of the Released Entities arising out of or in any way relating to (i) that certain Joint Venture Agreement dated as of April 29, 1991, among Providence Journal Company, Kelso Investment Associates IV, L.P., and Kelso Partners IV, L.P., as amended to date (the "JV Agreement"), the Management Agreement or the Financial Advisory Agreement (each as defined in the JV Agreement) or any agreement entered into in connection therewith (collectively the "King Agreements"); (ii) the operation, activities or management of King Holding Company ("KHC"), King Broadcasting Company ("KBC") or any direct or indirect subsidiary of KBC or KHC (the "King Entities"), or the conduct of any other aspect of the King Entities' business (the matters in this clause (ii) are collectively referred to herein as the "JV's Business"); or (iii) all other acts, transactions, practices, conduct or omissions by any Released Entity, or anyone acting for or on behalf of any Released Entity, relating to or arising from the King Entities, the King Agreements or the JV's Business (the "Other Acts"), whether in furtherance of the JV's Business or not. Anything herein to the contrary notwithstanding, this Release shall not apply to any manner of actions, causes of action, suits, debts, accounts, contracts, demands, claims, liabilities, costs, expenses, losses or responsibilities of any nature whatsoever arising out of or in any way relating to that certain Stock Purchase Agreement and related Letter Agreement dated January __, 1995 among certain of the Released Entities.

     Each of the undersigned covenants and agrees (a) never, unless required by law or at the insistence of any governmental body, to commence or prosecute, assist in the commencement or prosecution of, or assert against any of the Released Entities in any action or proceeding any demands, causes of action, debts, accounts, claims, costs, expenses, losses, obligations, damages or liabilities of any nature whatsoever, whether or not now known, suspected or claimed, which the undersigned ever had, now has or hereafter may have, or claimed to have against any of the Released Entities, by reason of any act, transaction, practice, conduct or omission of any of the Released Entities in connection with the King Agreements, the King Entities, the JV's Business or Other Acts and (b) not to sell, assign, transfer, convey or otherwise dispose of any claim, demand or cause of action or right relating to any matter intended to be released by this Mutual Release.

     Each of the undersigned represents and warrants that it has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand or cause of action or right relating to any matter covered by this Release.

     Each of the undersigned agrees to indemnify and hold each of the Released Entities harmless from and against any and all actions, claims, causes of action, suits, demands, obligations, damages, costs, expenses and liabilities, of any nature whatsoever, including court costs and attorneys' fees, arising from or in connection with, any action or proceeding, brought by, or prosecuted by, the undersigned, or by any of its successors or assigns, contrary to the provisions of this Release. It is further agreed that this indemnity shall be deemed breached and a cause of action accrued thereon immediately upon the commencement of any action contrary to this Release and then in any such action this Release may be pleaded by the Released Entities as a defense or any of the Released Entities may assert this Release by way of counterclaim or crossclaim in any such action.

     It is expressly understood and agreed that this Release may not be altered, amended, or modified or otherwise changed in any respect whatsoever, except by a writing duly executed by authorized representatives of all of the undersigned.

     Nothing set forth herein is intended, or shall be construed, to limit or restrict any party to this Release from proceeding at law or in equity to enforce any of the provisions of this Release and to recover reasonable attorneys' fees and costs if successful.

     This Release may be executed in counterparts each of which shall be deemed an original.

     IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute this Release effective as of the ____ day of ________, 1995.

                                       PROVIDENCE JOURNAL COMPANY


                                       By:___________________________
                                       Title:________________________

                                       Subscribed and sworn before me as of the day of ________, 1995.


                                       ------------------------------
                                                Notary Public

                                       ------------------------------
                                                 (Print Name)
                                                     Seal


                                       KELSO INVESTMENT ASSOCIATES IV, L.P.

                                       By:   Kelso Partners IV, L.P.,
                                             General Partner


                                       By:___________________________
                                       Title:________________________

                                       Subscribed and sworn before me as of the day of ________, 1995.


                                       ------------------------------
                                                Notary Public

                                       ------------------------------
                                                 (Print Name)
                                                     Seal

                                       KELSO PARTNERS IV, L.P.


                                       By:___________________________
                                             General Partner

                                       Subscribed and sworn before me as of the day of ________, 1995.


                                       ------------------------------
                                                Notary Public

                                       ------------------------------
                                                 (Print Name)
                                                     Seal


                                       KELSO EQUITY PARTNERS II, L.P.


                                       By:___________________________
                                             General Partner

                                       Subscribed and sworn before me as of the day of ________, 1995.


                                       ------------------------------
                                                Notary Public

                                       ------------------------------
                                                 (Print Name)
                                                     Seal


                                       KELSO & COMPANY, INC.


                                       By:___________________________
                                       Title:________________________

                                       Subscribed and sworn before me as of the day of ________, 1995.


                                       ------------------------------
                                                Notary Public

                                       ------------------------------
                                                 (Print Name)
                                                     Seal

                                       KELSO & COMPANY, L.P.

                                       By:   Kelso & Company, Inc.,
                                             General Partner


                                       By:___________________________
                                       Title:________________________

                                       Subscribed and sworn before me as of the day of ________, 1995.


                                       ------------------------------
                                                Notary Public

                                       ------------------------------
                                                 (Print Name)
                                                     Seal

                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
                  -------------------------------------------


          Reference is hereby made to that certain Stock Purchase Agreement (the "Agreement") dated as of January 18, 1995 by and among KIA IV, KP, KEP II and the Purchaser. Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement. Effective on the date the Agreement and Plan of Merger by and among the Purchaser, The Providence Journal Company, King Holding Corp. (the "Company"), King Broadcasting Company ("KBC") and CCI dated as of November 18, 1994, as amended and restated as of August 1, 1995 (the "Second Amended Merger Agreement") is executed by the parties thereto, the parties hereto hereby agree to amend the Agreement as follows:

          1. The Sellers and Kelso agree that KBC may sell the stock of KVC to CCI immediately prior to the purchase by the Purchaser of the Securities in the Company held by the Sellers.

          2. The Purchaser agrees that, notwithstanding the satisfaction or waiver of any of the conditions to closing contained in Article VI of the Agreement, if the sale contemplated by Section 1 hereof is consummated, the Purchaser will immediately thereafter purchase the Securities in the Company held by the Sellers in accordance with Sections 1 and 2 of the Agreement.

          3. Except as set forth above, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of August 1, 1995

                                   PROVIDENCE JOURNAL COMPANY



                                   By:  /s/Trygve E. Myhren
                                        -------------------
                                   Name:  Trygve E. Myhren
                                          ----------------
                                   Title:  President and Chief Operating Officer
                                           -------------------------------------

                                   KELSO INVESTMENT ASSOCIATES IV,L.P.

                                   By:  Kelso Partners IV, L.P.
                                        General Partner


                                   By:  /s/George E. Matelick
                                        ---------------------
                                      Name:  George E. Matelick
                                             ------------------
                                      Title:    General Partner
                                                ---------------

                                   KELSO PARTNERS IV, L.P.



                                   By:  /s/George E. Matelick
                                        ---------------------
                                         General Partner

                                   KELSO EQUITY PARTNERS II, L.P.


                                   By:  /s/George E. Matelick
                                        ---------------------
                                         General Partner

AGREED:

KELSO & COMPANY, L.P.

By:  Kelso & Companies, Inc.
        General Partner



By:     /s/George E. Matelick
        ---------------------
Title:  Managing Director
        -----------------